Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2013
Use of Estimates
Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions about future events. These estimates and the underlying assumptions affect the amounts of assets and liabilities reported, disclosures about contingent assets and liabilities, and reported amounts of revenues and expenses. These estimates and assumptions are based on management's best estimates and judgment. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment. We adjust such estimates and assumptions when facts and circumstances dictate. As future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes in these estimates will be reflected in the consolidated financial statements in future periods.

Revenue Recognition
Revenue Recognition

We recognize revenue when the following criteria are met: persuasive evidence of an agreement exists, delivery has occurred or services have been rendered, our price to the buyer is fixed or determinable, and collectability is reasonably assured. Shipping and handling billings to a customer are included in net sales. Shipping and handling costs are included in cost of sales. We present taxes collected from customers and remitted to governmental authorities on a net basis in our Consolidated Statements of Income.

Planned Major Maintenance Costs
Planned Major Maintenance Costs

The Company accounts for its planned major maintenance activities in accordance with ASC 360, “Property, Plant, and Equipment,” using the deferral method. All maintenance costs incurred during the year are expensed in the year in which the maintenance activity occurs.

Share-Based Compensation
Share-Based Compensation

We recognize compensation expense for awards granted under the PCA long-term equity incentive plans based on the fair value on the grant date. We recognize the cost of the equity awards over the period the awards vest. See Note 9, Share-Based Compensation, for more information.

Research and Development
Research and Development

Research and development costs are expensed as incurred. The amount charged to expense was $11.5 million, $11.3 million, and $12.5 million for the years ended December 31, 2013, 2012, and 2011, respectively.

Foreign Currency
Foreign Currency

Local currencies are the functional currencies for our operations outside the United States. Assets and liabilities are remeasured into U.S. dollars using the exchange rates as of the Consolidated Balance Sheet date. Revenue and expense items are remeasured into U.S. dollars using an average exchange rate prevailing during the period. Any resulting translation adjustments are recorded in the Consolidated Statements of Comprehensive Income. The foreign exchange gain (loss) resulting from remeasuring transactions into the functional currencies is reported in the Consolidated Statements of Income.

Cash and Cash Equivalents
Cash and Cash Equivalents

Cash and cash equivalents include all cash balances and highly liquid investments with a maturity, when acquired, of three months or less. Cash equivalents are stated at cost, which approximates market. Cash and cash equivalents totaled $191.0 million and $207.4 million at December 31, 2013 and 2012, respectively, which included cash equivalents of $156.6 million and $203.5 million, respectively. Also included in cash and cash equivalents on December 31, 2013, was $7.1 million of cash at our operations outside the United States.

Trade Accounts Receivable, Allowance for Doubtful Accounts, and Customer Deductions
Trade Accounts Receivable, Allowance for Doubtful Accounts, and Customer Deductions

Trade accounts receivable are stated at the amount we expect to collect. The collectability of our accounts receivable is based upon a combination of factors. In circumstances where a specific customer is unable to meet its financial obligations to PCA (e.g., bankruptcy filings, substantial downgrading of credit sources), a specific reserve for bad debts is recorded against amounts due to the Company to reduce the net recorded receivable to the amount the Company reasonably believes will be collected. For all other customers, reserves for bad debts are recognized based on historical collection experience. If collection experience deteriorates (i.e., higher than expected defaults or an unexpected material adverse change in a major customer’s ability to meet its financial obligations to the Company), the estimate of the recoverability of amounts due could be reduced by a material amount. We periodically review our allowance for doubtful accounts and adjustments to the valuation allowance are charged to income. Trade accounts receivable balances that remain outstanding after we have used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to accounts receivable. At December 31, 2013 and 2012, the allowance for doubtful accounts was $3.9 million and $1.9 million, respectively.

The customer deductions reserve represents the estimated amount required for customer returns, allowances and earned discounts. Based on the Company’s experience, customer returns, allowances and earned discounts have averaged approximately 1% of gross selling price. Accordingly, PCA reserves 1% of its open customer accounts receivable balance for these items. The reserve for customer deductions of $6.7 million and $3.4 million at December 31, 2013 and 2012, respectively, are also included as a reduction of the accounts receivable balance.

Derivative Instruments and Hedging Activities
Derivative Instruments and Hedging Activities

The Company records its derivatives, if any, in accordance with ASC 815, “Derivatives and Hedging.” The guidance requires the Company to recognize derivative instruments as either assets or liabilities on the balance sheet at fair value. The accounting for changes in the fair value of a derivative depends on the intended use and designation of the derivative instrument. For a derivative designated as a fair value hedge, the gain or loss on the derivative is recognized in earnings in the period of change in fair value together with the offsetting gain or loss on the hedged item. For a derivative instrument designated as a cash flow hedge, the effective portion of the derivative’s gain or loss is initially reported as a component of accumulated other comprehensive income (loss) (“AOCI”) and is subsequently recognized in earnings when the hedged exposure affects earnings. The ineffective portion of the gain or loss is recognized in earnings. We were not party to any derivative-based arrangements at December 31, 2013 and 2012.

Fair Value Measurements
Fair Value Measurements

PCA measures the fair value of its financial instruments in accordance with ASC 820, “Fair Value Measurements and Disclosures.” The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. It is determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, ASC 820 establishes the following hierarchy that prioritizes the inputs to valuation methodologies used to measure fair value:
Level 1 — Valuations based on quoted prices for identical assets and liabilities in active markets.
Level 2 — Valuations based on observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data.
Level 3 — Valuations based on unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.
Financial instruments measured at fair value on a recurring basis include the fair value of our pension and postretirement benefit assets and liabilities. See Note 10, Employee Benefit Plans and Other Postretirement Benefits for more information. Other assets and liabilities measured and recognized at fair value on a nonrecurring basis include assets acquired and liabilities assumed in acquisitions and our asset retirement obligations. Given the nature of these assets and liabilities, evaluating their fair value from the perspective of a market participant is inherently complex. Assumptions and estimates about future values can be affected by a variety of internal and external factors. Changes in these factors may require us to revise our estimates and could require us to retroactively adjust provisional amounts that we recorded for the fair values of assets acquired and liabilities assumed in connection with business combinations. These adjustments could have a material effect on our financial condition and results of operations. See Note 3, Acquisitions, and Note 14, Asset Retirement Obligations, for more information.

Inventory Valuation
Inventory Valuation

With the exception of inventories acquired since 2004, our raw materials, work in process, and finished goods inventories were valued using the last-in, first-out (LIFO) cost method. Supplies and materials are valued at the first-in, first out ("FIFO") or average cost methods. Effective January 1, 2014, the Company elected to change its method of accounting for certain inventories from lower of cost, as determined by the LIFO method, or market, to lower of cost, as determined by the average cost method, or market. We believe the change is preferable as the average cost method better reflects the current value of inventory on the consolidated balance sheets, more closely aligns with how we manage inventory, and conforms the inventory costing methods to be more consistent within the Company.
The Company has applied this change in method of inventory costing retrospectively to all periods presented in accordance with US generally accepted accounting principles relating to accounting changes. As a result of the retrospective change in accounting principle, opening retained earnings as of January 1, 2011, increased $41.6 million.

Certain components of our financial statements affected by the change in valuation methodology as originally reported under the LIFO method and as adjusted for the change to the average cost method are as follows (in thousands, except per share data):

	Year Ended December 31
	2013		2012		2011
Consolidated Statements of Income and Comprehensive Income	As Previously Reported	As Adjusted	As Previously Reported	As Adjusted	As Previously Reported	As Adjusted
Cost of sales	$(2,806,121)	$(2,797,853)	$(2,203,286)	$(2,209,142)	$(2,078,088)	$(2,076,816)
Gross profit	859,187	867,455	640,591	634,735	542,023	543,295
Income from operations	473,607	481,875	443,459	437,603	272,749	274,021
Income before taxes	415,332	423,600	380,559	374,703	243,504	244,776
(Provision) benefit for income taxes	20,951	17,729	(216,739)	(214,463)	(85,477)	(85,971)
Net income	436,283	441,329	163,820	160,240	158,027	158,805
Comprehensive income	485,301	490,347	147,556	143,976	104,630	105,408
Net income per common share
Basic	4.52	4.57	1.70	1.66	1.59	1.60
Diluted	4.47	4.52	1.68	1.64	1.57	1.58

	December 31
	2013		2012
Consolidated Balance Sheets	As Previously Reported	As Adjusted	As Previously Reported	As Adjusted
Inventories	$522,523	$594,291	$268,767	$332,268
Current deferred tax asset	75,579	47,616	22,328	—
Current deferred tax liability	—	—	—	2,414
Retained earnings	975,296	1,019,101	703,728	742,487

	Year Ended December 31
	2013		2012		2011
Consolidated Statements of Cash Flows	As Previously Reported	As Adjusted	As Previously Reported	As Adjusted	As Previously Reported	As Adjusted
Net income	$436,283	$441,329	$163,820	$160,240	$158,027	$158,805
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income tax provision (benefit)	(163,550)	(160,328)	183,202	180,926	27,347	27,841
Change in inventories	33,304	25,036	(12,212)	(6,356)	(8,333)	(9,605)

The components of inventories are as follows (dollars in thousands):

	December 31
	2013	2012
Raw materials	$212,027	$125,909
Work in process	13,898	8,287
Finished goods	209,972	78,788
Supplies and materials	158,394	119,284
Inventories	$594,291	$332,268

Property, Plant, and Equipment
Property, Plant, and Equipment

Property, plant, and equipment are recorded at cost. Cost includes expenditures for major improvements and replacements and the amount of interest cost associated with significant capital additions. Repairs and maintenance costs are expensed as incurred. When property and equipment are retired, sold, or otherwise disposed of, the asset's carrying amount and related accumulated depreciation are removed from the accounts and any gain or loss is included in "Net income" in our Consolidated Statements of Income.

Property, plant, and equipment consist of the following (dollars in thousands):

	December 31
	2013	2012
Land and land improvements	$140,592	$107,250
Buildings	628,948	390,363
Machinery and equipment	4,263,505	3,048,932
Construction in progress	168,808	67,051
Other	30,847	27,196
Property, plant, and equipment, at cost	5,232,700	3,640,792
Less accumulated depreciation	(2,426,996)	(2,274,723)
Property, plant, and equipment, net	$2,805,704	$1,366,069

The amount of interest capitalized from construction in progress was $1.7 million, $0.8 million and $7.1 million for the years ended December 31, 2013, 2012, and 2011, respectively.

Depreciation and Useful Life
Depreciation is computed on the straight-line basis over the estimated useful lives of the related assets. Assets under capital leases are depreciated on the straight-line method over the term of the lease or the useful life, if shorter. The following lives are used for the various categories of assets:

Buildings and land improvements	5 to 40 years
Machinery and equipment	3 to 25 years
Trucks and automobiles	3 to 10 years
Furniture and fixtures	3 to 20 years
Computers and hardware	3 to 10 years
Period of the lease or
Leasehold improvements	useful life, if shorter

The amount of depreciation expense was $191.2 million, $166.0 million and $161.5 million for the years ended December 31, 2013, 2012, and 2011, respectively.

Leases
Leases

We assess lease classification as either capital or operating at lease inception or upon modification. We lease some of our locations, as well as other property and equipment, under operating leases. For purposes of determining straight-line rent expense, the lease term is calculated from the date of possession of the facility, including any periods of free rent and any renewal option periods that are reasonably assured of being exercised.

Long-Lived Asset Impairment
Long-Lived Asset Impairment

Long-lived assets other than goodwill and other intangibles are reviewed for impairment in accordance with provisions of ASC 360, “Property, Plant and Equipment.” In the event that facts and circumstances indicate that the carrying amount of any long-lived assets may be impaired, an evaluation of recoverability is performed. If an evaluation is required, the estimated future undiscounted cash flows associated with the asset (or group of assets) is compared to the asset’s (or group of assets’) carrying amount to determine if a write-down to fair value is required.

Goodwill and Intangible Assets
Goodwill and Intangible Assets

The Company has capitalized certain intangible assets, primarily goodwill, customer relationships, and trademarks and trade names, based on their estimated fair value at the date of acquisition. Amortization is provided for customer relationships on a straight-line basis over periods ranging from six to 40 years, and trademarks and trade names over periods ranging from three to 20 years.

Goodwill, which amounted to $526.8 million and $67.2 million for the years ended December 31, 2013 and 2012, respectively, is not amortized but is subject to an annual impairment test in accordance with ASC 350, “Intangibles - Goodwill and Other.” We test goodwill for impairment annually in the fourth quarter or sooner if events or changes in circumstances indicate that the carrying value of the asset may exceed fair value. Additionally, we evaluate the remaining useful lives of our finite-lived purchased intangible assets to determine whether any adjustments to the useful lives are necessary. The Company concluded that none of the goodwill or intangible assets were impaired in the 2013, 2012, and 2011 annual impairment tests. See Note 7, Goodwill and Intangible Assets for additional information.

Pension and Postretirement Benefits
Pension and Postretirement Benefits

Several estimates and assumptions are required to record pension costs and liabilities, including discount rate, return on assets, and longevity and service lives of employees. We review and update these assumptions annually unless a plan curtailment or other event occurs, requiring we update the estimates on an interim basis. While we believe the assumptions used to measure our pension and postretirement benefit obligations are reasonable, differences in actual experience or changes in assumptions may materially affect our pension and postretirement benefit obligations and future expense. See Note 10, Employee Benefit Plans and Other Postretirement Benefits, for additional information.

For postretirement health care plan accounting, the Company reviews external data and its own historical trends for health care costs to determine the health care cost trend rate assumption.

Environmental Matters
Environmental Matters

Environmental expenditures that extend the life of the related property or mitigate or prevent future environmental contamination are capitalized. Liabilities are recorded for environmental contingencies when such costs are probable and reasonably estimable. These liabilities are adjusted as further information develops or circumstances change. Environmental expenditures related to existing conditions resulting from past or current operations from which no current or future benefit is discernible are expensed as incurred.

Asset Retirement Obligations
Asset Retirement Obligations

The Company accounts for its retirement obligations related predominantly to landfill closure, wastewater treatment pond dredging, closed-site monitoring costs, and certain leasehold improvements under ASC 410, “Asset Retirement and Environmental Obligations,” which requires recognition of legal obligations associated with the retirement of long-lived assets whether these assets are owned or leased. These legal obligations are to be recognized at fair value at the time that the obligations are incurred. When we record the liability, we capitalize the cost by increasing the carrying amount of the related long-lived asset which is amortized to expense over the useful life of the asset. See Note 14, Asset Retirement Obligations, for additional information.

Deferred Financing Costs
Deferred Financing Costs

PCA has capitalized certain costs related to obtaining its financing. These costs are amortized to interest expense using the effective interest rate method over the terms of the related financing, which range from five to ten years. Unamortized deferred financing costs of $14.1 million and $5.0 million as of December 31, 2013 and 2012, respectively, were recorded in "Other long-term assets" on our Consolidated Balance Sheets.

Cutting Rights and Fiber Farms
Cutting Rights and Fiber Farms

We lease the cutting rights to approximately 88,000 acres of timberland and we lease 9,000 acres of land where we operate fiber farms as a source of future fiber supply. For our cutting rights, we capitalize the annual lease payments and reforestation costs associated with these leases. For fiber farms, costs for activities related to the establishment of a new crop of trees, including planting, thinning, fertilization, pest control, herbicide application, irrigation, and land lease costs, are capitalized. Costs are recorded as depletion when the timber or fiber is harvested and used in operations or sold to customers. Capitalized long-term lease costs for our cutting rights recorded in "Other long-term assets" on our Consolidated Balance Sheet were $27.6 million and $27.4 million as of December 31, 2013, and 2012, respectively. Capitalized fiber farm costs recorded in "Other long-term assets" on our Consolidated Balance Sheet were $9.4 million as of December 31, 2013. The amount of depletion expense was $2.5 million, $0.7 million and $0.04 million for the years ended December 31, 2013, 2012, and 2011, respectively.

Deferred Software Costs
Deferred Software Costs

PCA capitalizes costs related to the purchase and development of software which is used in its business operations. The costs attributable to these software systems are amortized over their estimated useful lives based on various factors such as the effects of obsolescence, technology and other economic factors. Net capitalized software costs recorded in "Other long-term assets" on our Consolidated Balance Sheets were $5.7 million and $1.1 million for the years ended December 31, 2013, and 2012, respectively. Software amortization expense was $1.1 million, $0.9 million, and $0.6 million for the years ended December 31, 2013, 2012, and 2011, respectively.

Income Taxes
Income Taxes

PCA utilizes the liability method of accounting for income taxes whereby it recognizes deferred tax assets and liabilities for the future tax consequences of temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets will be reduced by a valuation allowance if, based upon management’s estimates, it is more likely than not that a portion of the deferred tax assets will not be realized in a future period. The estimates utilized in the recognition of deferred tax assets are subject to revision in future periods based on new facts or circumstances. PCA’s practice is to recognize interest and penalties related to unrecognized tax benefits in income tax expense.

Trade Agreements
Trade Agreements

PCA regularly trades containerboard with other manufacturers primarily to reduce shipping costs. These agreements are entered into with other producers on an annual basis, pursuant to which both parties agree to ship an identical number of tons of containerboard to each other within the agreement period. These agreements lower transportation costs by allowing each party’s containerboard mills to ship containerboard to the other party’s closest corrugated products plant. PCA tracks each shipment to ensure that the other party’s shipments to PCA match PCA’s shipments to the other party during the agreement period. Such transfers are possible because containerboard is a commodity product with no distinguishing product characteristics. These transactions are accounted for at carrying value, and revenue is not recorded as the transactions do not represent the culmination of an earnings process. The transactions are recorded into inventory accounts, and no income is recorded until such inventory is converted to a finished product and sold to an end-use customer.

New and Recently Adopted Accounting Pronouncements
New and Recently Adopted Accounting Standards

In July 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2013-11, Income Taxes (Topic 740): Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists. This ASU requires that liabilities related to unrecognized tax benefits offset deferred tax assets for net operating loss carryforwards, a similar tax loss, or a tax credit carryforward if such settlement is required or expected in the event the uncertain tax position is disallowed. In situations in which carryforwards cannot be used or the deferred tax asset is not intended to be used for such purpose, the unrecognized tax benefit should be recorded as a liability and should not offset deferred tax assets. We adopted the provisions of this guidance on December 31, 2013, and it did not have a significant effect on our financial position or results of operations. See Note 5, Income Taxes, for additional information.

In February 2013, the FASB issued ASU 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income. This ASU requires entities to disclose additional information about changes in and significant items reclassified out of AOCI. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under U.S. generally accepted accounting principles (“GAAP”) to be reclassified to net income in its entirety in the same reporting period. For other amounts not required under U.S. GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures that provide additional detail about those amounts. We adopted the provisions of this guidance on January 1, 2013, and it had no effect on our financial position and results of operations. See Note 12, Stockholders' Equity, for additional information.

In February 2013, the FASB issued ASU 2013-04, “Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation is Fixed at the Reporting Date.” This ASU requires an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this guidance is fixed at the reporting date, as the sum of (a) the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and (b) any additional amount the reporting entity expects to pay on behalf of its co-obligors. This ASU also requires an entity to disclose the nature and amount of the obligation as well as other information about those obligations. The amendments in this ASU are effective for fiscal years, and interim periods within those years, beginning after December 15, 2013, and should be applied retrospectively to all prior periods presented. To the extent the Company has any joint and several liability arrangements, we do not believe this ASU will have a material effect on our financial position and results of operations.

In July 2012, the FASB issued ASU 2012-02, Intangibles — Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment. This ASU gives entities testing indefinite-lived intangible assets for impairment the option first to assess qualitative factors to determine whether the existence of events and circumstances indicates that it is more likely than not that the indefinite-lived intangible asset is impaired. If, after assessing the totality of events and circumstances, an entity concludes that it is not more likely than not that the indefinite-lived intangible asset is impaired, the entity is not required to take further action. However, if an entity concludes otherwise, a quantitative impairment test is required. We adopted the guidance January 1, 2013, and it did not have a material effect on our financial position and results of operations.

There were no other accounting standards recently issued that had or are expected to have a material impact on our financial position or results of operations.